UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2022 through December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report
Undiscovered Managers Funds
December 31, 2022  (Unaudited)
Undiscovered Managers Behavioral Value Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectuses for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	Undiscovered Managers Funds	1

Undiscovered Managers Behavioral Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	7.34%
Russell 2000 Value Index	3.42%
Net Assets as of 12/31/2022 (In Thousands)	$7,317,925
INVESTMENT OBJECTIVE **
The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.
HOW DID THE MARKET PERFORM?
Overall, leading U.S. equity indexes ended the period with positive returns, rebounding from a broad sell-off in August and September. Investors were largely focused on the pace and size of interest rate increases by the U.S. Federal Reserve (the “Fed”), while the highest inflation rate in 40 years, the war in Ukraine and pandemic-related disruptions in China weighed on global financial markets.
During the second half of 2022, the Fed raised interest rates in July, September, November and December, following three increases in the first half of the year. Meanwhile, corporate earnings for the second and third quarters of 2022, generally were better than expected given a cooling economy and slowing slower consumer spending. The U.S. unemployment rate remained historically low, hovering between 3.5% and 3.7% for the six-month period.
Within U.S. equity markets, the energy sector outperformed amid constrained supply from Russia and Europe’s efforts to find alternative sources of petroleum and natural gas. The utilities sector also performed well as investors sought attractive dividend yields and companies less exposed to economic cycles. The real estate sector largely underperformed amid rising interest rates, while changing consumer habits and investor concerns over increased competition weighed on the communication services sector.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selections in the financials and health care sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selections in the energy and industrials sectors were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in Old National
Bancorp and its out-of-Benchmark positions in F.N.B. Corp and Ensign Group Inc. Shares of Old National Bancorp, a regional bank, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of F.N.B., a regional banking and financial services provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Ensign Group, a health care facilities operator, rose after the company reported better-than-expected earnings for the second and third quarters of 2022.
Leading individual detractors from relative performance included the Fund’s overweight positions in Jeld-Wen Holding Inc. and Southwest Gas Holdings Inc., and its out-of-Benchmark position in Hanesbrands Inc. Shares of Jen-Weld Holding, a home construction materials manufacturer, fell amid slowing declining demand in the homebuilding sector and rising costs for materials, shipping and labor. Shares of Southwest Gas Holdings, a natural gas and electric utility, fell after the company decided against soliciting acquisition offers and amid rising interest rates. Shares of Hanesbrands, an apparel maker, fell after the company reported lower-than-expected second quarter 2022 earnings and revenue and lowered its 2022 earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s sub-adviser, Fuller & Thaler Asset Management Inc., looked for stocks that it believed were mispriced based on behavioral biases. The sub-adviser generally utilizes a three-pronged approach that includes i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company; ii) evidence of market overreaction due to behavioral factors; and iii) analysis of the company’s fundamentals with regard to business model, valuation and credit risk.
During the reporting period, the Fund’s largest overweight positions compared with the Benchmark were in the materials and consumer staples sectors, while its largest underweight positions versus the Benchmark were in the health care and communication services sectors.

2	Undiscovered Managers Funds	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Old National Bancorp	3.9%
2.	FNB Corp.	3.6
3.	Graphic Packaging Holding Co.	3.5
4.	Berry Global Group, Inc.	2.9
5.	Ensign Group, Inc. (The)	2.7
6.	White Mountains Insurance Group Ltd.	2.4
7.	Maximus, Inc.	2.4
8.	Devon Energy Corp.	2.3
9.	Portland General Electric Co.	2.2
10.	Brink's Co. (The)	2.1

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	30.1%
Materials	15.0
Industrials	14.1
Utilities	7.3
Real Estate	6.5
Consumer Discretionary	5.7
Information Technology	5.5
Health Care	5.1
Consumer Staples	4.3
Energy	4.3
Communication Services	0.6
Short-Term Investments	1.5

December 31, 2022	Undiscovered Managers Funds	3

Undiscovered Managers Behavioral Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge **		1.51%	(6.70)%	5.92%	10.43%
Without Sales Charge		7.14	(1.53)	7.06	11.02
CLASS C SHARES	June 4, 2004
With CDSC ***		5.88	(3.02)	6.53	10.58
Without CDSC		6.88	(2.02)	6.53	10.58
Class I SHARES	April 30, 2013	7.29	(1.28)	7.34	11.30
Class L SHARES	December 28, 1998	7.34	(1.18)	7.48	11.46
Class R2 SHARES	April 30, 2013	6.98	(1.83)	6.79	10.75
Class R3 SHARES	March 1, 2017	7.13	(1.58)	7.05	11.02
Class R4 SHARES	March 1, 2017	7.25	(1.33)	7.32	11.30
Class R5 SHARES	March 1, 2017	7.33	(1.19)	7.48	11.46
Class R6 SHARES	April 30, 2013	7.39	(1.10)	7.59	11.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 and Class I Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of the Class A, Class I and Class L Shares, respectively. The actual returns for Class R3, Class R4 and Class R5 Shares would have been similar to those shown because Class R3, Class R4 and Class R5 Shares have similar expenses to Class A, Class I and Class L Shares, respectively.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the Undiscovered Managers Behavioral Value Fund and the Russell 2000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

4	Undiscovered Managers Funds	December 31, 2022

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	Undiscovered Managers Funds	5

Undiscovered Managers Behavioral Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Auto Components — 1.0%
American Axle & Manufacturing Holdings, Inc. *	2,794	21,848
Gentherm, Inc. *	782	51,073
		72,921
Banks — 18.9%
Bancorp, Inc. (The) *	1,204	34,175
Brookline Bancorp, Inc.	3,281	46,429
Citizens Financial Group, Inc.	3,721	146,498
First Citizens BancShares, Inc., Class A	110	83,709
First Hawaiian, Inc. (a)	2,854	74,321
First Horizon Corp.	724	17,737
FNB Corp.	20,036	261,472
Hope Bancorp, Inc.	6,733	86,243
Huntington Bancshares, Inc.	3,608	50,879
KeyCorp	8,358	145,589
Old National Bancorp	16,014	287,937
Simmons First National Corp., Class A	1,849	39,894
United Bankshares, Inc.	1,537	62,215
Valley National Bancorp	3,857	43,626
		1,380,724
Beverages — 1.3%
Primo Water Corp.	6,256	97,216
Building Products — 2.5%
Armstrong World Industries, Inc.	423	29,045
JELD-WEN Holding, Inc. *	8,412	81,173
Resideo Technologies, Inc. *	4,484	73,759
		183,977
Capital Markets — 0.5%
Janus Henderson Group plc	1,490	35,054
Chemicals — 5.0%
Cabot Corp.	1,720	114,982
Celanese Corp.	340	34,789
Koppers Holdings, Inc.	1,808	50,969
Olin Corp.	2,575	136,312
Trinseo plc	1,301	29,554
		366,606
Commercial Services & Supplies — 3.3%
Brink's Co. (The)	2,915	156,561
MillerKnoll, Inc.	4,073	85,570
		242,131
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.8%
ADTRAN Holdings, Inc.	1,742	32,736
CommScope Holding Co., Inc. *	3,316	24,374
		57,110
Construction & Engineering — 1.1%
Granite Construction, Inc.	2,379	83,448
Construction Materials — 0.7%
Eagle Materials, Inc.	395	52,437
Containers & Packaging — 9.3%
Berry Global Group, Inc.	3,542	214,023
Crown Holdings, Inc.	1,185	97,417
Graphic Packaging Holding Co.	11,663	259,494
Greif, Inc., Class A	975	65,364
Silgan Holdings, Inc.	878	45,546
		681,844
Diversified Consumer Services — 0.3%
Frontdoor, Inc. *	994	20,679
Electric Utilities — 2.2%
Portland General Electric Co.	3,338	163,548
Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	742	30,861
Energy Equipment & Services — 1.1%
Patterson-UTI Energy, Inc.	3,352	56,441
TETRA Technologies, Inc. *	6,249	21,622
		78,063
Equity Real Estate Investment Trusts (REITs) — 5.9%
Alexander & Baldwin, Inc.	1,054	19,746
Chatham Lodging Trust	2,706	33,201
Franklin Street Properties Corp.	5,920	16,162
Healthcare Realty Trust, Inc.	4,689	90,362
Kite Realty Group Trust	4,683	98,578
Pebblebrook Hotel Trust (a)	3,876	51,891
Physicians Realty Trust	4,615	66,783
Rayonier, Inc.	1,589	52,351
		429,074
Food Products — 1.1%
Nomad Foods Ltd. (United Kingdom) *	4,748	81,858
Gas Utilities — 2.9%
Southwest Gas Holdings, Inc.	1,927	119,246
Spire, Inc.	1,319	90,856
		210,102
SEE NOTES TO FINANCIAL STATEMENTS.

6	Undiscovered Managers Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 1.0%
ICU Medical, Inc. *	472	74,314
Health Care Providers & Services — 3.7%
Ensign Group, Inc. (The)	2,112	199,799
ModivCare, Inc. *	753	67,601
		267,400
Health Care Technology — 0.5%
Veradigm, Inc. *	2,106	37,142
Household Durables — 1.3%
Tri Pointe Homes, Inc. *	5,104	94,892
Household Products — 1.9%
Energizer Holdings, Inc.	2,804	94,080
Reynolds Consumer Products, Inc. (a)	1,554	46,580
		140,660
Insurance — 10.1%
Assured Guaranty Ltd.	916	57,045
Axis Capital Holdings Ltd. (a)	875	47,376
CNO Financial Group, Inc.	5,911	135,074
Enstar Group Ltd. *	427	98,591
Horace Mann Educators Corp.	1,198	44,782
James River Group Holdings Ltd.	1,356	28,352
Kemper Corp.	3,017	148,424
White Mountains Insurance Group Ltd.	125	176,518
		736,162
IT Services — 2.4%
Maximus, Inc.	2,357	172,860
Machinery — 2.0%
Donaldson Co., Inc.	484	28,477
Hyster-Yale Materials Handling, Inc.	185	4,686
Kennametal, Inc.	1,464	35,214
Terex Corp.	1,847	78,928
		147,305
Marine — 1.0%
Matson, Inc.	1,117	69,793
Media — 0.6%
TEGNA, Inc.	2,126	45,041
Metals & Mining — 0.0% ^
Commercial Metals Co.	60	2,907
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 2.2%
Black Hills Corp.	1,154	81,144
NorthWestern Corp.	1,385	82,221
		163,365
Oil, Gas & Consumable Fuels — 3.2%
Devon Energy Corp.	2,786	171,381
Range Resources Corp.	2,528	63,245
		234,626
Professional Services — 1.5%
Science Applications International Corp.	1,006	111,650
Real Estate Management & Development — 0.7%
Cushman & Wakefield plc * (a)	3,247	40,452
DigitalBridge Group, Inc.	733	8,023
		48,475
Software — 2.1%
Dolby Laboratories, Inc., Class A	493	34,769
NCR Corp. *	4,030	94,326
Verint Systems, Inc. *	595	21,598
		150,693
Textiles, Apparel & Luxury Goods — 3.1%
Carter's, Inc. (a)	840	62,630
Columbia Sportswear Co.	1,123	98,349
Hanesbrands, Inc. (a)	10,827	68,862
		229,841
Thrifts & Mortgage Finance — 0.9%
Radian Group, Inc.	3,343	63,756
Trading Companies & Distributors — 2.7%
Applied Industrial Technologies, Inc.	692	87,255
Beacon Roofing Supply, Inc. *	1,387	73,207
MRC Global, Inc. *	3,427	39,679
		200,141
Total Common Stocks (Cost $5,997,992)		7,258,676
Short-Term Investments — 1.5%
Investment Companies — 0.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $39,693)	39,693	39,713
Investment of Cash Collateral from Securities Loaned — 1.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	58,998	59,016
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	Undiscovered Managers Funds	7

Undiscovered Managers Behavioral Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	10,050	10,050
Total Investment of Cash Collateral from Securities Loaned (Cost $69,061)		69,066
Total Short-Term Investments (Cost $108,754)		108,779
Total Investments — 100.7% (Cost $6,106,746)		7,367,455
Liabilities in Excess of Other Assets — (0.7)%		(49,530)
NET ASSETS — 100.0%		7,317,925

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $67,788.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

8	Undiscovered Managers Funds	December 31, 2022

STATEMENT OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

Undiscovered Managers Behavioral Value Fund
ASSETS:
Investments in non-affiliates, at value	$7,258,676
Investments in affiliates, at value	39,713
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	69,066
Cash	752
Receivables:
Fund shares sold	29,087
Dividends from non-affiliates	8,056
Dividends from affiliates	5
Securities lending income (See Note 2.B.)	7
Total Assets	7,405,362
LIABILITIES:
Payables:
Investment securities purchased	858
Collateral received on securities loaned (See Note 2.B.)	69,066
Fund shares redeemed	11,682
Accrued liabilities:
Investment advisory fees	4,474
Administration fees	449
Distribution fees	168
Service fees	595
Custodian and accounting fees	45
Other	100
Total Liabilities	87,437
Net Assets	$7,317,925
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	Undiscovered Managers Funds	9

STATEMENT OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
Undiscovered Managers Behavioral Value Fund
NET ASSETS:
Paid-in-Capital	$6,066,643
Total distributable earnings (loss)	1,251,282
Total Net Assets	$7,317,925
Net Assets:
Class A	$574,307
Class C	59,345
Class I	1,703,248
Class L	2,474,049
Class R2	14,001
Class R3	6,393
Class R4	6,638
Class R5	20,163
Class R6	2,459,781
Total	$7,317,925
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,825
Class C	871
Class I	22,610
Class L	32,703
Class R2	193
Class R3	88
Class R4	89
Class R5	267
Class R6	32,457
Net Asset Value (a):
Class A — Redemption price per share	$73.39
Class C — Offering price per share (b)	68.13
Class I — Offering and redemption price per share	75.33
Class L — Offering and redemption price per share	75.65
Class R2 — Offering and redemption price per share	72.46
Class R3 — Offering and redemption price per share	72.51
Class R4 — Offering and redemption price per share	75.08
Class R5 — Offering and redemption price per share	75.58
Class R6 — Offering and redemption price per share	75.78
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$77.46
Cost of investments in non-affiliates	$5,997,992
Cost of investments in affiliates	39,693
Investment securities on loan, at value (See Note 2.B.)	67,788
Cost of investment of cash collateral (See Note 2.B.)	69,061

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

10	Undiscovered Managers Funds	December 31, 2022

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

Undiscovered Managers Behavioral Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$2
Dividend income from non-affiliates	77,570
Dividend income from affiliates	4,363
Income from securities lending (net) (See Note 2.B.)	19
Total investment income	81,954
EXPENSES:
Investment advisory fees	27,272
Administration fees	2,727
Distribution fees:
Class A	701
Class C	234
Class R2	34
Class R3	8
Service fees:
Class A	701
Class C	78
Class I	2,130
Class L	1,234
Class R2	17
Class R3	8
Class R4	8
Class R5	9
Custodian and accounting fees	125
Professional fees	63
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	210
Registration and filing fees	149
Transfer agency fees (See Note 2.E.)	209
Other	119
Total expenses	36,061
Less fees waived	(2,682)
Less expense reimbursements	(5)
Net expenses	33,374
Net investment income (loss)	48,580
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	Undiscovered Managers Funds	11

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
Undiscovered Managers Behavioral Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$208,229
Investments in affiliates	163
Net realized gain (loss)	208,392
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	242,287
Investments in affiliates	21
Change in net unrealized appreciation/depreciation	242,308
Net realized/unrealized gains (losses)	450,700
Change in net assets resulting from operations	$499,280
SEE NOTES TO FINANCIAL STATEMENTS.

12	Undiscovered Managers Funds	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,580	$75,718
Net realized gain (loss)	208,392	739,263
Change in net unrealized appreciation/depreciation	242,308	(1,059,245)
Change in net assets resulting from operations	499,280	(244,264)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(47,351)	(15,952)
Class C	(4,991)	(2,215)
Class I	(144,835)	(68,227)
Class L	(209,068)	(90,833)
Class R2	(1,128)	(395)
Class R3	(542)	(203)
Class R4	(550)	(98)
Class R5	(1,654)	(662)
Class R6	(209,284)	(81,631)
Total distributions to shareholders	(619,403)	(260,216)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	574,940	147,944
NET ASSETS:
Change in net assets	454,817	(356,536)
Beginning of period	6,863,108	7,219,644
End of period	$7,317,925	$6,863,108
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	Undiscovered Managers Funds	13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$85,183	$174,060
Distributions reinvested	41,941	14,108
Cost of shares redeemed	(61,384)	(124,494)
Change in net assets resulting from Class A capital transactions	65,740	63,674
Class C
Proceeds from shares issued	5,463	8,349
Distributions reinvested	4,821	2,171
Cost of shares redeemed	(12,279)	(33,002)
Change in net assets resulting from Class C capital transactions	(1,995)	(22,482)
Class I
Proceeds from shares issued	493,166	1,145,651
Distributions reinvested	101,012	37,126
Cost of shares redeemed	(530,615)	(1,212,570)
Change in net assets resulting from Class I capital transactions	63,563	(29,793)
Class L
Proceeds from shares issued	287,795	678,463
Distributions reinvested	189,496	81,975
Cost of shares redeemed	(285,486)	(893,844)
Change in net assets resulting from Class L capital transactions	191,805	(133,406)
Class R2
Proceeds from shares issued	1,366	4,073
Distributions reinvested	1,128	395
Cost of shares redeemed	(1,190)	(3,767)
Change in net assets resulting from Class R2 capital transactions	1,304	701
Class R3
Proceeds from shares issued	1,242	3,820
Distributions reinvested	542	203
Cost of shares redeemed	(1,247)	(3,792)
Change in net assets resulting from Class R3 capital transactions	537	231
Class R4
Proceeds from shares issued	1,040	5,113
Distributions reinvested	550	98
Cost of shares redeemed	(1,067)	(1,125)
Change in net assets resulting from Class R4 capital transactions	523	4,086
SEE NOTES TO FINANCIAL STATEMENTS.

14	Undiscovered Managers Funds	December 31, 2022

	Undiscovered Managers Behavioral Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$3,148	$5,771
Distributions reinvested	1,083	505
Cost of shares redeemed	(1,578)	(6,459)
Change in net assets resulting from Class R5 capital transactions	2,653	(183)
Class R6
Proceeds from shares issued	375,088	889,600
Distributions reinvested	144,508	49,400
Cost of shares redeemed	(268,786)	(673,884)
Change in net assets resulting from Class R6 capital transactions	250,810	265,116
Total change in net assets resulting from capital transactions	$574,940	$147,944
SHARE TRANSACTIONS:
Class A
Issued	1,106	2,155
Reinvested	559	181
Redeemed	(799)	(1,548)
Change in Class A Shares	866	788
Class C
Issued	75	112
Reinvested	70	30
Redeemed	(170)	(441)
Change in Class C Shares	(25)	(299)
Class I
Issued	6,224	13,735
Reinvested	1,312	464
Redeemed	(6,789)	(14,933)
Change in Class I Shares	747	(734)
Class L
Issued	3,615	8,177
Reinvested	2,448	1,021
Redeemed	(3,623)	(10,694)
Change in Class L Shares	2,440	(1,496)
Class R2
Issued	18	51
Reinvested	15	5
Redeemed	(15)	(48)
Change in Class R2 Shares	18	8
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	Undiscovered Managers Funds	15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	Undiscovered Managers Behavioral Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	16	48
Reinvested	7	3
Redeemed	(16)	(48)
Change in Class R3 Shares	7	3
Class R4
Issued	14	61
Reinvested	7	1
Redeemed	(14)	(13)
Change in Class R4 Shares	7	49
Class R5
Issued	40	70
Reinvested	14	6
Redeemed	(20)	(78)
Change in Class R5 Shares	34	(2)
Class R6
Issued	4,723	10,678
Reinvested	1,864	615
Redeemed	(3,376)	(8,086)
Change in Class R6 Shares	3,211	3,207
SEE NOTES TO FINANCIAL STATEMENTS.

16	Undiscovered Managers Funds	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Undiscovered Managers Behavioral Value Fund
Class A
Six Months Ended December 31, 2022(Unaudited)	$74.51	$0.40	$5.03	$5.43	$(0.62)	$(5.93)	$(6.55)
Year Ended June 30, 2022	79.82	0.55	(3.28)	(2.73)	(0.54)	(2.04)	(2.58)
Year Ended June 30, 2021	43.66	0.49	36.02	36.51	(0.35)	—	(0.35)
Year Ended June 30, 2020	60.63	0.50	(14.56)	(14.06)	(0.23)	(2.68)	(2.91)
September 1, 2018 June 30, 2019 through (g)	73.97	0.51	(7.92)	(7.41)	(0.54)	(5.39)	(5.93)
Year Ended August 31, 2018	63.57	0.59	12.77	13.36	(0.46)	(2.50)	(2.96)
Year Ended August 31, 2017	60.15	0.32	4.95	5.27	(0.40)	(1.45)	(1.85)
Class C
Six Months Ended December 31, 2022(Unaudited)	69.37	0.18	4.71	4.89	(0.20)	(5.93)	(6.13)
Year Ended June 30, 2022	74.40	0.12	(3.02)	(2.90)	(0.09)	(2.04)	(2.13)
Year Ended June 30, 2021	40.67	0.16	33.58	33.74	(0.01)	—	(0.01)
Year Ended June 30, 2020	56.73	0.21	(13.59)	(13.38)	—	(2.68)	(2.68)
September 1, 2018 June 30, 2019 through (g)	69.55	0.24	(7.43)	(7.19)	(0.24)	(5.39)	(5.63)
Year Ended August 31, 2018	59.93	0.24	12.01	12.25	(0.13)	(2.50)	(2.63)
Year Ended August 31, 2017	56.84	0.01	4.67	4.68	(0.14)	(1.45)	(1.59)
Class I
Six Months Ended December 31, 2022(Unaudited)	76.37	0.51	5.15	5.66	(0.77)	(5.93)	(6.70)
Year Ended June 30, 2022	81.75	0.76	(3.37)	(2.61)	(0.73)	(2.04)	(2.77)
Year Ended June 30, 2021	44.72	0.70	36.85	37.55	(0.52)	—	(0.52)
Year Ended June 30, 2020	62.04	0.65	(14.88)	(14.23)	(0.41)	(2.68)	(3.09)
September 1, 2018 June 30, 2019 through (g)	75.61	0.65	(8.11)	(7.46)	(0.72)	(5.39)	(6.11)
Year Ended August 31, 2018	64.95	0.78	13.04	13.82	(0.66)	(2.50)	(3.16)
Year Ended August 31, 2017	61.41	0.50	5.04	5.54	(0.55)	(1.45)	(2.00)
Class L
Six Months Ended December 31, 2022(Unaudited)	76.71	0.55	5.17	5.72	(0.85)	(5.93)	(6.78)
Year Ended June 30, 2022	82.10	0.86	(3.38)	(2.52)	(0.83)	(2.04)	(2.87)
Year Ended June 30, 2021	44.88	0.75	37.05	37.80	(0.58)	—	(0.58)
Year Ended June 30, 2020	62.25	0.74	(14.93)	(14.19)	(0.50)	(2.68)	(3.18)
September 1, 2018 June 30, 2019 through (g)	75.89	0.74	(8.16)	(7.42)	(0.83)	(5.39)	(6.22)
Year Ended August 31, 2018	65.17	0.88	13.10	13.98	(0.76)	(2.50)	(3.26)
Year Ended August 31, 2017	61.60	0.59	5.07	5.66	(0.64)	(1.45)	(2.09)
Class R2
Six Months Ended December 31, 2022(Unaudited)	73.53	0.27	4.97	5.24	(0.38)	(5.93)	(6.31)
Year Ended June 30, 2022	78.78	0.32	(3.23)	(2.91)	(0.30)	(2.04)	(2.34)
Year Ended June 30, 2021	43.14	0.29	35.61	35.90	(0.26)	—	(0.26)
Year Ended June 30, 2020	59.98	0.37	(14.41)	(14.04)	(0.12)	(2.68)	(2.80)
September 1, 2018 June 30, 2019 through (g)	73.28	0.37	(7.83)	(7.46)	(0.45)	(5.39)	(5.84)
Year Ended August 31, 2018	63.05	0.42	12.65	13.07	(0.34)	(2.50)	(2.84)
Year Ended August 31, 2017	59.78	0.17	4.90	5.07	(0.35)	(1.45)	(1.80)
Class R3
Six Months Ended December 31, 2022(Unaudited)	73.66	0.37	4.98	5.35	(0.57)	(5.93)	(6.50)
Year Ended June 30, 2022	78.96	0.50	(3.22)	(2.72)	(0.54)	(2.04)	(2.58)
Year Ended June 30, 2021	43.23	0.48	35.65	36.13	(0.40)	—	(0.40)
Year Ended June 30, 2020	60.14	0.51	(14.42)	(13.91)	(0.32)	(2.68)	(3.00)
September 1, 2018 June 30, 2019 through (g)	73.69	0.44	(7.86)	(7.42)	(0.74)	(5.39)	(6.13)
Year Ended August 31, 2018	63.57	0.47	12.86	13.33	(0.71)	(2.50)	(3.21)
March 1, 2017 (h) through August 31, 2017	64.80	0.13	(1.36)	(1.23)	—	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

18	Undiscovered Managers Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excluding sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$73.39	7.15%	$574,307	1.23% (f)	1.02% (f)	1.35% (f)	19%
74.51	(3.56)	518,471	1.27	0.68	1.35	37
79.82	83.87	492,556	1.29	0.78	1.34	30
43.66	(24.49)	308,675	1.30	0.92	1.35	44
60.63	(9.41)	596,068	1.30	0.99	1.35	35
73.97	21.46	888,695	1.29	0.86	1.35	29
63.57	8.76	907,053	1.28	0.51	1.76	24

68.13	6.89	59,345	1.73(f)	0.51(f)	1.85(f)	19
69.37	(4.04)	62,159	1.77	0.15	1.85	37
74.40	82.97	88,919	1.79	0.27	1.84	30
40.67	(24.87)	79,818	1.80	0.42	1.85	44
56.73	(9.78)	162,769	1.80	0.48	1.85	35
69.55	20.85	233,455	1.79	0.37	1.85	29
59.93	8.22	247,259	1.78	0.02	2.23	24

75.33	7.29	1,703,248	0.98(f)	1.27(f)	1.11(f)	19
76.37	(3.32)	1,669,775	1.02	0.91	1.10	37
81.75	84.32	1,847,319	1.05	1.02	1.10	30
44.72	(24.29)	555,350	1.05	1.18	1.10	44
62.04	(9.22)	963,136	1.05	1.24	1.10	35
75.61	21.75	1,220,927	1.04	1.11	1.10	29
64.95	9.03	1,145,714	1.03	0.77	1.44	24

75.65	7.34	2,474,049	0.89(f)	1.36(f)	0.95(f)	19
76.71	(3.20)	2,321,525	0.90	1.04	0.95	37
82.10	84.61	2,607,467	0.90	1.18	0.95	30
44.88	(24.18)	1,799,190	0.90	1.34	0.95	44
62.25	(9.11)	2,621,266	0.90	1.39	0.95	35
75.89	21.95	3,589,067	0.90	1.24	0.95	29
65.17	9.19	2,873,203	0.88	0.91	1.28	24

72.46	6.99	14,001	1.54(f)	0.71(f)	1.61(f)	19
73.53	(3.83)	12,917	1.55	0.40	1.62	37
78.78	83.41	13,172	1.54	0.49	1.61	30
43.14	(24.68)	13,640	1.55	0.71	1.62	44
59.98	(9.59)	18,078	1.55	0.72	1.63	35
73.28	21.16	20,684	1.54	0.61	1.63	29
63.05	8.47	17,759	1.53	0.27	2.05	24

72.51	7.13	6,393	1.29(f)	0.96(f)	1.35(f)	19
73.66	(3.59)	5,977	1.30	0.63	1.35	37
78.96	83.86	6,122	1.29	0.78	1.35	30
43.23	(24.48)	4,254	1.30	0.99	1.36	44
60.14	(9.41)	3,935	1.29	0.88	1.36	35
73.69	21.45	1,784	1.30	0.67	1.38	29
63.57	(1.90)	133	1.29	0.40	1.66	24
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	Undiscovered Managers Funds	19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Undiscovered Managers Behavioral Value Fund (continued)
Class R4
Six Months Ended December 31, 2022(Unaudited)	$76.18	$0.48	$5.14	$5.62	$(0.79)	$(5.93)	$(6.72)
Year Ended June 30, 2022	81.55	0.81	(3.42)	(2.61)	(0.72)	(2.04)	(2.76)
Year Ended June 30, 2021	44.58	0.67	36.77	37.44	(0.47)	—	(0.47)
Year Ended June 30, 2020	61.89	0.67	(14.86)	(14.19)	(0.44)	(2.68)	(3.12)
September 1, 2018 June 30, 2019 through (g)	75.50	0.63	(8.09)	(7.46)	(0.76)	(5.39)	(6.15)
Year Ended August 31, 2018	64.94	0.76	13.06	13.82	(0.76)	(2.50)	(3.26)
March 1, 2017 (h) through August 31, 2017	66.12	0.15	(1.33)	(1.18)	—	—	—
Class R5
Six Months Ended December 31, 2022(Unaudited)	76.65	0.55	5.17	5.72	(0.86)	(5.93)	(6.79)
Year Ended June 30, 2022	82.04	0.87	(3.39)	(2.52)	(0.83)	(2.04)	(2.87)
Year Ended June 30, 2021	44.86	0.78	36.99	37.77	(0.59)	—	(0.59)
Year Ended June 30, 2020	62.20	0.77	(14.95)	(14.18)	(0.48)	(2.68)	(3.16)
September 1, 2018 June 30, 2019 through (g)	75.88	0.61	(8.04)	(7.43)	(0.86)	(5.39)	(6.25)
Year Ended August 31, 2018	65.17	0.72	13.26	13.98	(0.77)	(2.50)	(3.27)
March 1, 2017 (h) through August 31, 2017	66.30	0.29	(1.42)	(1.13)	—	—	—
Class R6
Six Months Ended December 31, 2022(Unaudited)	76.87	0.59	5.18	5.77	(0.93)	(5.93)	(6.86)
Year Ended June 30, 2022	82.27	0.95	(3.40)	(2.45)	(0.91)	(2.04)	(2.95)
Year Ended June 30, 2021	44.97	0.84	37.10	37.94	(0.64)	—	(0.64)
Year Ended June 30, 2020	62.36	0.80	(14.95)	(14.15)	(0.56)	(2.68)	(3.24)
September 1, 2018 June 30, 2019 through (g)	76.05	0.74	(8.14)	(7.40)	(0.90)	(5.39)	(6.29)
Year Ended August 31, 2018	65.29	0.94	13.15	14.09	(0.83)	(2.50)	(3.33)
Year Ended August 31, 2017	61.70	0.66	5.07	5.73	(0.69)	(1.45)	(2.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	The Fund changed its fiscal year end from August 31st to June 30th.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

20	Undiscovered Managers Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excluding sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$75.08	7.25%	$6,638	1.04% (f)	1.20% (f)	1.10% (f)	19%
76.18	(3.34)	6,205	1.05	0.99	1.12	37
81.55	84.31	2,690	1.05	1.02	1.11	30
44.58	(24.29)	1,584	1.05	1.20	1.11	44
61.89	(9.22)	2,827	1.05	1.20	1.11	35
75.50	21.76	2,461	1.05	1.08	1.10	29
64.94	(1.78)	1,586	1.04	0.47	1.42	24

75.58	7.34	20,163	0.89(f)	1.37(f)	0.95(f)	19
76.65	(3.20)	17,819	0.90	1.05	0.95	37
82.04	84.60	19,235	0.90	1.20	0.95	30
44.86	(24.18)	9,215	0.90	1.40	0.96	44
62.20	(9.11)	14,636	0.89	1.18	0.95	35
75.88	21.95	4,521	0.90	1.00	1.02	29
65.17	(1.70)	821	0.89	0.88	1.26	24

75.78	7.39	2,459,781	0.79(f)	1.46(f)	0.85(f)	19
76.87	(3.11)	2,248,260	0.80	1.14	0.85	37
82.27	84.79	2,142,164	0.80	1.29	0.84	30
44.97	(24.10)	877,755	0.80	1.47	0.85	44
62.36	(9.04)	993,739	0.80	1.41	0.85	35
76.05	22.08	727,352	0.80	1.33	0.85	29
65.29	9.29	464,750	0.78	1.01	1.16	24
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	Undiscovered Managers Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Diversification Classification
Undiscovered Managers Behavioral Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversfied
The investment objective of the Fund is capital appreciation.
Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund's prospectus. Prior to April 15, 2020, Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares were publicly offered on a limited basis. Investors were not eligible to purchase shares of the Fund unless they met certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

22	Undiscovered Managers Funds	December 31, 2022

The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,367,455	$—	$—	$7,367,455

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of December 31, 2022.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$67,788	$(67,788)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

December 31, 2022	Undiscovered Managers Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2022, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$1
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$370,457	$1,354,837	$1,685,760	$163	$16	$39,713	39,693	$4,363	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	8,936	229,199	179,136	12*	5	59,016	58,998	361*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	2,397	144,433	136,780	—	—	10,050	10,050	65*	—
Total	$381,790	$1,728,469	$2,001,676	$175	$21	$108,779		$4,789	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

24	Undiscovered Managers Funds	December 31, 2022

E. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Transfer agency fees	$9	$2	$100	$70	$1	$—(a)	$—(a)	$1	$26	$209

(a)	Amount rounds to less than one thousand.
F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.
A Sub-advisory Agreement exists between JPMIM and Fuller & Thaler Asset Management, Inc. for the Fund. Under the terms of the Sub-Advisory Agreement, JPMIM pays the sub-adviser a portion of fees received by JPMIM at the annual rate of 0.55% of the Fund's average net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

December 31, 2022	Undiscovered Managers Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
Front-End Sales Charge	CDSC
$31	$2
D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
1.24%	1.74%	0.99%	0.90%	1.55%	1.30%	1.05%	0.90%	0.80%
The expense limitation agreement was in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023.
For the six months ended December 31, 2022, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$1,475	$148	$837	$2,460	$4
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 was $222.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of this reimbursement was $1.

26	Undiscovered Managers Funds	December 31, 2022

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,648,963	$1,312,405
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$6,106,746	$1,579,174	$318,465	$1,260,709
At June 30, 2022, the Fund did not have any net capital loss carryforwards.
6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2023.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with

December 31, 2022	Undiscovered Managers Funds	27

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Fund did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of December 31, 2022, the Fund had two individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the Fund's outstanding shares, and collectively owning 29.6% of the Fund's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

28	Undiscovered Managers Funds	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees . Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
Undiscovered Managers Behavioral Value Fund
Class A
Actual	$1,000.00	$1,071.50	$6.42	1.23%
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class C
Actual	1,000.00	1,068.90	9.02	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,072.90	5.12	0.98
Hypothetical	1,000.00	1,020.26	4.99	0.98
Class L
Actual	1,000.00	1,073.40	4.65	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	1,069.90	8.03	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R3
Actual	1,000.00	1,071.30	6.73	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R4
Actual	1,000.00	1,072.50	5.43	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class R5
Actual	1,000.00	1,073.40	4.65	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

December 31, 2022	Undiscovered Managers Funds	29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
Undiscovered Managers Behavioral Value Fund (continued)
Class R6
Actual	$1,000.00	$1,073.90	$4.13	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	Undiscovered Managers Funds	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Funds Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals. The Board held meetings on June 21-22, 2022, and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein and of the sub-advisory agreement for the Fund (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Fund’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser and Fuller & Thaler Asset Management, Inc., the sub-adviser for the Fund (the “Sub-Adviser”), including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Fund, including risk and performance return assessments as compared to the
Fund’s objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser or Sub-Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement and by the Sub-Adviser from the Adviser, as applicable, was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of the Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s and Sub-Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
(iii)
The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy

December 31, 2022	Undiscovered Managers Funds	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
for the Fund and how it fits with the Trust’s other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates, and Sub-adviser, as applicable, gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates, and Sub-Adviser, as applicable;
(viii)
The commitment of the Adviser and Sub-Adviser, as applicable, to provide high quality service to the Fund;
(ix)
Their overall confidence in the Adviser’s and Sub-Adviser integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates, and Sub-Adviser, as applicable, have taken to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s and its affiliates’, and Sub-Adviser, as applicable, success in continuing to provide services to the Fund and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the advisory services provided to the Fund by the Adviser and, as applicable, the Sub-Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefit that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its

32	Undiscovered Managers Funds	December 31, 2022

inception, prior to reaching scale, and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable.  The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge.
The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Fund by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Fund’s performance for Class A shares was in the second, third and third quintiles of the Peer Group, for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the second quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021. The Trustees noted that the performance for Class L shares was in the first, second and second quintiles of the Peer Group, and in the second, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the second, third and third quintiles of the Peer Group, and in the second, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and the administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The

December 31, 2022	Undiscovered Managers Funds	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees also considered the fees paid by the Adviser to the Sub-Adviser out of the advisory fee. The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that, the Fund’s net advisory fee for Class A shares was in the fourth and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class L shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class L shares were in the second quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the Sub-Adviser were satisfactory in light of the services provided to the Fund.

34	Undiscovered Managers Funds	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-UM-1222

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 2, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 2, 2023